BLACKROCK FUNDS II
BlackRock Secured Credit Portfolio
(the “Fund”)

Supplement dated April 27, 2016 to
the Summary Prospectus dated January 28, 2016

Effective immediately, C. Adrian Marshall, CFA, Mitchell Garfin, CFA and Carly Wilson are the portfolio managers of the Fund, and the following changes are made to the Fund’s Summary Prospectus:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Secured Credit Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
C. Adrian Marshall, CFA	2012	Managing Director of BlackRock, Inc.
Mitchell Garfin, CFA	2012	Managing Director of BlackRock, Inc.
Carly Wilson	2012	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-SECCR-0416SUP